UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

                                    FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  June 21, 2018

U.S. PREMIUM BEEF, LLC

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-115164

20-1576986
(Commission File Number)	(I.R.S. Employer Identification No.)

12200 North Ambassador Drive

Kansas City, Missouri
64163
(Address of principal executive offices)	(Zip Code)

(816) 713-8800
Registrant’s telephone, number, including area code

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

□    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

            On June 21, 2018, U.S. Premium Beef, LLC (the “Company”) dismissed Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm.  The Company’s decision to dismiss Deloitte was approved by the Audit Committee of the Company.

            The reports of Deloitte on the financial statements of the Company included in the Company’s annual report filed on Form 10-K for the fiscal year ended December 30, 2017 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

            During the fiscal year ended December 30, 2017, and the subsequent interim period through June 21, 2018, there have been no: (i) disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreement in its reports on the financial statements of the Company for the periods referenced above; or (ii) “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

            The Company has provided Deloitte with a copy of the disclosures above and has requested that Deloitte furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above disclosures.  A copy of the letter is filed as Exhibit 16.1 to this current report on Form 8-K.

            On June 21, 2018, the Company’s Audit Committee approved the engagement of Grant Thornton LLP (Grant Thornton) as its independent registered public accounting firm.

We did not consult with Grant Thornton during our most recent fiscal year or through the date of this report regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our consolidated financial statements, and neither a written report was provided to us or oral advice was provided that Grant Thornton concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement or reportable event as defined in Item 304(a)(1)(iv) and (v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following is filed as an Exhibit to this Report:

Exhibit No.	Description
16.1	Letter from Deloitte to the Securities and Exchange Commission dated June 22, 2018

SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. PREMIUM BEEF, LLC

By: /s/ Stanley D. Linville
Stanley D. Linville
Chief Executive Officer

Date:   June 22, 2018

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